Prospectus supplement dated September 14, 2021
to the following prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor New York and Monument Advisor Select New York prospectuses dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual funds as investment options under the contract.
Effective May 1, 2021, the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Northern Lights Variable Trust – Power Dividend Index Fund: Class 1	Northern Lights Variable Trust – Donoghue Forlines Dividend VIT Fund: Class 1
Northern Lights Variable Trust – Power Momentum Index Fund: Class 1	Northern Lights Variable Trust – Donoghue Forlines Momentum VIT Fund: Class 1
PROS-0558
1